The PMI Group, Inc. Supplemental Portfolio Information As of June 30, 2008 Exhibit 99.2 * * *

The PMI Group, Inc.
Forward-Looking Statement
Cautionary Statement: Statements in this presentation that are not historical facts or that relate to future plans, events or performance are "forward-looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include our discussion and estimate of expected benefits from our captive reinsurance arrangements. Forward-
looking statements are subject to a number of risks and uncertainties including, but not limited to, the following factors: changes in economic conditions, economic recession or slowdowns, adverse changes in consumer confidence, declining housing values, higher unemployment, deteriorating borrower credit, changes in interest rates, changes in housing demand or mortgage originations, changes in credit spreads, credit market disruptions including further deterioration in the housing, mortgage and related credit markets, the loss of a key customer, increased severity or frequency of losses associated with our mortgage insurance and other credit enhancement products, losses associated with the aging of our mortgage insurance portfolio, ratings actions with respect to our or our subsidiaries’ credit ratings or insurer financial strength ratings assigned by the major ratings agencies, heightened competition from other insurance providers, federal and state governmental or quasi-governmental entities, and from alternative products, changes in the charters or business practices of Fannie Mae and Freddie Mac, changes in political and regulatory environments and the application of consumer, lending, insurance and other applicable laws and regulations, the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative contracts in determining gains and losses on these contracts, limitations on the amount of dividends that The PMI Group may receive from its insurance subsidiaries, or a combination of these and other factors. Other risks and uncertainties are discussed in our SEC filings, including our Annual
Report Form 10-K for the year ended December 31, 2007 (in Item 1A) and Form 10-Q for the quarter ended March 31, 2008. We undertake no obligation to update forward-looking statements.

The PMI Group, Inc.
Definition of Terms
2/28s – refers to loans with interest rates that are fixed for two years and reset to a new interest rate at the end of year two for the remaining term of the loan.
ARMs – refers to loans with adjustable interest rates.  We consider a loan an ARM if its interest rate may be adjusted prior to the loan’s fifth anniversary.
A Quality Loans – we define A quality to include loans with credit scores of 620 and greater.
Alt-A Loans – we consider a loan Alt-A if it has a credit score of 620 or greater and the borrower requests and is given the option of providing reduced documentation verifying income, assets, deposit information and/or employment.
Captive Reinsurance – refers to agreements in which a portion of risk insured by PMI is reinsured by a captive reinsurance company affiliated with the mortgage originator or investor.
Defaults – our primary mortgage insurance master policy defines “default” as the borrower’s failure to pay when due an amount equal to the scheduled monthly mortgage payment under the terms of the mortgage. Generally, the master policies require an insured to notify PMI of a default no later than the last business day of the month following the month in which the borrower becomes three monthly payments in default. For reporting purposes and internal tracking purposes, we do not consider a loan to be in default until the borrower has missed to consecutive payments. Depending upon its scheduled payment date, a loan delinquent for two consecutive monthly payments could be reported to PMI between the 31
st
and the 60
th
day after a missed payment.
Flow – generally refers to mortgage insurance offered on a loan-by-loan basis to lenders.
GSE Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to the GSEs.  This product was available from 1997 to 2001.
Interest Only Loans – refers to loans that do not reduce principal during the initial deferral period (usually between two and ten years) and therefore do not accumulate equity through loan amortization during the initial deferral period.
Approximately 91% of our interest only loans have an initial deferral period of 5 years or greater.  The average initial deferral period for loans insured in 2007 was 9 years.
Insurance in Force (IIF) – refers to the current principal balance of all outstanding mortgage loans with insurance coverage as of a given date.
Less-than-A Quality Loans – we define less-than-A credit quality loans to include loans with credit scores of 619 or below.
The majority of our less-than-A-quality loans have credit scores above 575.

The PMI Group, Inc.
Definition of Terms
Modified Pool Insurance – modified pool insurance may be used in addition to primary mortgage insurance or may be placed on loans that do not require primary insurance. Coverage of modified pool products varies. Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of insured loans up to a stated aggregate loss limit (“stop loss limit”) for the entire pool.  Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
New Insurance Written (NIW) – refers to the original principal balance of all loans that receive new primary mortgage insurance coverage during a given period.
New Risk Written (NRW) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for all loans that receive new primary mortgage insurance coverage during a given period.
Old Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to capital market participants.
Payment Option ARMs – generally refers to loans that provide the borrower an option every month to make a payment consisting of principal and interest, interest only, or an amount established by the lender that may be less than the interest owed.
Primary Insurance – refers to mortgage insurance placed on a loan-by-loan basis through our “flow” channel and mortgage insurance issued for mortgage-backed securities and portfolio investors through our “structured transactions” channel.
Primary information does not include pool or modified pool information.
Primary Risk in Force – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued through our “flow”
and “structured transactions” channels only.
Risk in Force (RIF) –
refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy.
Structured – generally refers to mortgage insurance offered by PMI that covers large portfolios of mortgage loans and is provided to issuers of mortgage backed securities (“MBS”) and portfolio investors.
Traditional Pool – covers the entire loss on a defaulted mortgage loan that exceeds the claim payment under any primary insurance coverage, up to a stated aggregate loss limit, or stop loss, for all of the loans in a pool.  PMI is not currently offering traditional pool insurance to its customers.

The PMI Group, Inc.
Contents of Presentation
PMI Australia Portfolio Characteristics
Part 6
Primary Portfolio Characteristics by Vintage
Part 3
Focus on Particular Portfolio Segments
Part 2
Primary Portfolio Characteristics
Part 1
Captive Reinsurance Arrangements
Part 5
Modified Pool Portfolio
Part 4

Primary Portfolio Characteristics

The PMI Group, Inc.
2.1%
0.4%
1.6%
3.4%
9.5%
9.4%
14.0%
17.9%
33.2%
8.4%
0% 10% 20% 30% 40% 50%
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008
$123.2 Billion Primary IIF $30.6 Billion Primary RIF
U.S. Portfolio Age Distribution
Average
Rate  (1)
(1) Average PMI fixed annual mortgage interest rate
2.2%
0.4%
1.6%
3.4%
9.2%
9.8%
14.3%
18.3%
33.2%
7.6%
0% 10% 20% 30% 40% 50%
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008
7.18%
7.11%
6.30%
6.15%
6.00%
6.86%
7.52%
8.48%
8.02%
Note: Due to rounding, the sum of percentages may not total 100%
6.39%

The PMI Group, Inc.
Primary Risk in Force by FICO Score
8.6%
7.8%
6.8%
5.9%
32.7%
33.8%
34.6%
34.7%
23.3% 23.4%
24.1%
30.5% 30.3%
30.7%
31.5%
32.7%
2.0%
3.3%
3.0% 2.5% 2.2%
2.1%
5.6%
5.9%
32.5%
33.1%
25.4%
24.6%
25.1%
33.5%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007 Jun-08
Less than 575 720 and above
680 - 719
620 - 679 575 - 619
U.S. Portfolio Credit Score Distribution
Excludes unreported FICO scores

The PMI Group, Inc.
LTVs between 85.01% and 90%
Primary Risk in Force by Loan to Value
9.4% 9.2% 9.3%
7.1% 7.1%
35.7%
37.6%
36.4%
33.7%
31.0%
29.3%
7.4%
6.6%
5.3%
4.6%
3.9%
8.6%
11.9%
14.3%
24.0%
8.9%
37.9%
35.0%
37.4%
35.9%
37.0%
29.5%
3.8%
24.6%
17.6%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007 Jun-08
LTVs above 97% LTVs between 95.01% and 97%
LTVs between 90.01% and 95%
LTVs of 85% and below
U.S. Portfolio Loan to Value Distribution
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.
U.S. Portfolio Geographic Distribution
1 Top ten states as determined by primary RIF on June 30, 2008
2 Default rates as of June 30 for 2008 and as of December 31 for 2007 and 2006
10.8%
7.2%
8.4%
5.0%
3.8%
3.3%
3.7%
3.0%
4.7%
3.1%
Florida 10.8% 18.17% 10.56% 3.44%
California 8.4% 18.01% 10.92% 3.56%
Texas 7.2% 6.88% 6.03% 5.63%
Illinois 5.0% 10.80% 8.19% 5.58%
Georgia 4.7% 10.63% 9.50% 7.86%
% of RIF
June 2008 YE 2007
YE 2006
Ohio 3.8% 11.44% 10.83% 8.79%
New York 3.7% 8.19% 6.78% 5.40%
Pennsylvania 3.3% 8.41% 7.47% 6.00%
Washington 3.1% 5.35% 3.58% 2.76%
New Jersey 3.0% 10.59% 7.53% 4.62%
% of RIF
June 2008 YE 2007 YE 2006
Top Ten States – Percent of Primary Risk in Force and Default Rates
Primary Default Rates Primary Default Rates
1
1
2 2

The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Flow and Structured Primary
NIW
New Insurance Written by LTV
New Risk Written by LTV
Note: Due to rounding, the sum of percentages may not total 100%
Flow Primary NIW Structured Primary NIW
90.01 – 95% 85.01 – 90% 85 and below
Above 97% 95.01%- 97%
The increased percentage of above 97% LTV loans in 2007 is due to the reduced availability of alternative mortgage products including piggyback loans and increased activity by the GSEs.
With the exception of previous commitments, effective March 1,
2008, PMI discontinued insuring loans with LTV ratios above 97%.
90.01 – 95%
85.01 – 90% 85 and below
Above 97%
95.01%- 97%
36.3
28.2
23.3
37.6
10.3
4.9
7.7
8.9
8.6
$41.2
$35.9
$32.2
0.4
$10.7
$46.1
$0
$10
$20
$30
$40
$50
$60
2004 2005 2006 2007 1H 2008
17%
18%
15%
10%
38%
43%
42%
31%
30%
24%
21%
24%
12%
13%
18%
46%
22%
3%
2%
2%
3%
4%
19%
32%
10%
0%
25%
50%
75%
100%
2004 2005 2006 2007 1H 2008
11% 12%
10%
6%
35%
42%
41%
30%
34%
27%
24%
27%
15%
18%
10%
47%
28%
4%
2%
2%
2%
5%
24%
35%
12%
0%
25%
50%
75%
100%
2004 2005 2006 2007 1H 2008

The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Refinances and Purchases as a %
of Primary NIW
Less-Than-A Quality Loans -
NIW
Alt-A Loans – NIW
Note: Due to rounding, the sum of percentages may not total 100%
Refinances Purchases
Less-Than-A Quality Loans
- Structured  Channel
Less-Than-A Quality Loans
– Flow Channel
Less-Than-A Quality Loans as a
percentage of Total Primary NIW
Alt-A Loans – Flow Channel
Alt-A Loans as a %
of Total Primary NIW
Alt-A Loan – Structured  Channel
The increase in less-than-A quality loans as a percentage of total primary NIW is due to the GSEs’ expansion of high-LTV, lower
FICO programs.
With the exception of previous commitments, effective October 1,
2007, PMI discontinued insuring loans with LTVs above 95% and
FICO scores below 620.
57%
63%
64%
64%
68%
43%
37%
36%
36%
32%
0%
25%
50%
75%
100%
2004 2005 2006 2007 1H 2008
3,067
281
1,588
1,153
2,703
1,605
1,084
838
1,780
$4,483
$2,672
$1,991
$306
$4,672
11%
7%
6%
10%
3%
$0
$2,000
$4,000
$6,000
2004 2005 2006 2007 1H 2008
0%
5%
10%
15%
1,172
7,304
6,691
7,425
11,242
1,204
4,410
3,002
1,397
$12,639
$1,180
$11,101
$10,427
$8,508
11%
27%
34%
29%
21%
$0
$4,000
$8,000
$12,000
2004 2005 2006 2007 1H 2008
0%
5%
10%
15%
20%
25%
30%
35%
40%

($s in millions)

($s in millions)

($s in millions)

PMI

The PMI Group, Inc.
Interest Only Loans - NIW
Payment Option ARMs - NIW
U.S. Portfolio  Primary NIW Characteristics
Payment  Option
ARMS  – Flow
Channel
Total Payment Option ARMs as
a percentage of Total Primary
NIW
Interest Only
– Structured
Channel
Interest Only
– Flow
Channel
Total Interest Only
Loans as a percentage
of Total Primary NIW
ARMs - NIW
ARM amounts Primary
NIW – Flow Channel
ARM amounts Primary
NIW – Structured Channel
ARMs as a  percentage
of Total Primary NIW
Approximately 3% of Total Primary RIF is subject to rate
adjustment in 2008.  Approximately 1% is subject to
adjustment in 2009.
Approximately 98% of interest only loans written in 2007
have an initial deferral period of 5 years or greater and
85% have an initial deferral period of 7 years or greater.
For 2006 NIW, initial deferral periods of 5 and 7 years or
greater were 89% and 62%, respectively.

$6,992
$6,024
$3,802
$1,907
$3,262
$5,889
$4,081
$2,238
$4,145
$200
$7,883
$11,913
$10,254
2%
9%
24%
33%
25%
$0
$4,000
$8,000
$12,000
2004 2005 2006 2007 1H 2008
0%
5%
10%
15%
20%
25%
30%
35%
40%
777
3,235
8,296
3,507
2,386
1,025
2,329
$786
$9,321
$5,836
$5,621
7%
20%
18%
16%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2005 2006 2007 1H 2008
0%
5%
10%
15%
20%
25%
2,617
1,252
2,799
0%
8% 8%
3%
$0
$1,000
$2,000
$3,000
2005 2006 2007 1H 2008
0%
5%
10%

Focus on Particular Portfolio Segments

(Percentage of primary risk in force)

(Percentage of primary risk in force)

(Percentage of primary risk in force)

The PMI Group, Inc.
U.S. Portfolio Interest Rate Adjustments
Rate Adjustments
by Credit Quality
Rate Adjustments of
Hybrid Loans and Other ARMs
Rate Adjustments in
Distressed Geographic
Regions
Other ARMs 3/27s
2/28s
Prime
Alt-A Less than A Quality
Note: 2/28s resets in 2009 and 2010 are 0.01% and 0.00%, respectively
California All Other Florida Auto States
Note: Auto states include Michigan, Ohio, Illinois and Indiana
0.08%
0.08%
0.08%
Note: Percentages are of total Primary RIF at June 30, 2008
2008 2009 2010
Total interest rate adjustments as a percentage of primary risk in force:
2.9% 1.1% 0.7%
1.18%
0.48%
0.36%
1.59%
0.43%
0.15%
0.12%
0.16%
0.18%
0%
1%
2%
3%
4%
2008 2009 2010
1.44%
0.44%
0.26%
0.61%
0.62%
0.43%
0.85%
0%
1%
2%
3%
4%
2008 2009 2010
1.18%
0.51%
0.40%
0.72%
0.11%
0.48%
0.20%
0.19%
0.34%
0%
1%
2%
3%
4%
2008 2009 2010
`

The PMI Group, Inc.
California
at June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
CA RIF
% of
Total RIF
% of
CA RIF
% of
Total RIF
$2.6 Billion of Total Risk in Force
8.4% of PMI’s Primary Risk in Force
$303,779 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores²
720 and above  34.3% 2.9%
680-719 31.1% 2.6%
620-679 31.3% 2.6%
575-619 2.4% 0.2%
Less than 575 0.6% 0.1%
Loan to Value
Above 97.00% 17.0% 1.4%
95.01% to 97.00% 1.8% 0.2%
90.01% to 95.00% 23.3% 2.0%
85.01% to 90.00% 44.8% 3.8%
85.00% and below 13.1% 1.1%
Oakland-Fremont-Hayward, CA– 0.4%
San Diego-Carlsbad-San Marcos – 0.6%
Sacramento--Arden-Arcade—Roseville – 0.8%
Riverside-San Bernardino-Ontario – 1.8%
Los Angeles-Long Beach-Glendale – 1.7%
MSA Distribution of Total Primary RIF
Loan Type
Fixed Rate 70.8% 6.0%
ARM 29.2% 2.5%
Property Type¹
Single Family 82.0% 6.9%
Condominium 13.8% 1.2%
Multi-Family and other 4.2% 0.4%
Occupancy
Primary Residence 91.5% 7.7%
Second Home 2.7% 0.2%
Non-owner occupied 5.8% 0.5%
Alt-A 41.6% 3.5%

The PMI Group, Inc.
Florida
at June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
FL RIF
% of
Total RIF
% of
FL RIF
% of
Total RIF
$3.3 Billion of Total Risk in Force
10.8% of PMI’s Primary Risk in Force
$179,824 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Map and MSA data have
not yet been updated
FICO Scores²
720 and above  34.6% 3.7%
680-719 28.4% 3.1%
620-679 31.4% 3.4%
575-619 4.0% 0.4%
Less than 575 1.2% 0.1%
Loan to Value
Above 97.00% 21.6% 2.3%
95.01% to 97.00% 2.5% 0.3%
90.01% to 95.00% 30.3% 3.3%
85.01% to 90.00% 39.1% 4.2%
85.00% and below 6.5% 0.7%
MSA Distribution of Total Primary RIF
Jacksonville, FL– 0.7%
Fort Lauderdale-Deerfield Beach, FL– 1.2%
Miami-Miami Beach-Kendall, FL– 1.7%
Orlando-Kissimmee, FL– 1.7%
Tampa-St. Petersburg-Clearwater, FL– 1.5%
Loan Type
Fixed Rate 83.3% 9.0%
ARM 16.7% 1.8%
Property Type¹
Single Family 71.4% 7.7%
Condominium 26.4% 2.9%
Multi-Family and other 2.2% 0.2%
Occupancy
Primary Residence 77.9% 8.4%
Second Home 12.4% 1.3%
Non-owner occupied 9.7% 1.0%
Alt-A 38.1% 4.1%

The PMI Group, Inc.
Loan Type
Fixed Rate 88.7%       11.9%
ARM 11.3% 1.5%
Property Type¹
Single Family 83.5%       11.2%
Condominium 12.1% 1.6%
Multi-Family and other 4.4% 0.6%
Occupancy
Primary Residence 92.0%       12.3%
Second Home 1.3% 0.2%
Non-owner occupied 6.6% 0.9%
Alt-A 14.7% 2.0%
Auto States
(Michigan, Ohio, Illinois, Indiana) at June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of  Auto
States RIF
% of
Total RIF
% of  Auto
States RIF
% of
Total RIF
$4.1 Billion of Total Risk in Force
13.4% of PMI’s Primary Risk in Force
$132,845 Average Loan Size
MSA Distribution of Total Primary RIF
Note: Due to rounding, the sum of percentages may not total 100%
FICO Scores²
720 and above  31.4% 4.2%
680-719 23.6% 3.2%
620-679 34.3%        4.6%
575-619 6.9% 0.9%
Less than 575 3.2% 0.4%
Loan to Value
Above  97.00% 22.2% 3.0%
95.01% to 97.00% 5.2% 0.7%
90.01% to 95.00% 30.6% 4.1%
85.01% to 90.00% 34.4% 4.6%
85.00% and below 7.6% 1.0%
Cleveland-Elyria-Mentor, OH -1.0%
Chicago – Naperville –Joliet, IL -3.8%
Columbus, OH -0.8%
Indianapolis–Carmel, IN -0.7%
Warren-Troy-Farmington Hills, MI-0.9%

The PMI Group, Inc.
Loan Type
Fixed Rate 86.8%         2.6%
ARM 13.2% 0.4%
Property Type¹
Single Family 85.2%         2.5%
Condominium 11.5% 0.3%
Multi-Family and other 3.3% 0.1%
Occupancy
Primary Residence 83.3%         2.5%
Second Home 8.6% 0.3%
Non-owner occupied 8.1% 0.2%
Alt-A 28.3% 0.8%
Arizona
at
June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
AZ RIF
Total RIF
% of
AZ RIF
% of
Total RIF
FICO Scores²
720 and above  35.5% 1.0%
680-719 27.0% 0.8%
620-679 31.1% 0.9%
575-619 4.1% 0.1%
Less than 575 1.1% 0.0%
Loan to Value
Above  97.00% 29.6% 0.9%
95.01% to 97.00% 2.4% 0.1%
90.01% to 95.00% 25.5% 0.8%
85.01% to 90.00% 35.8% 1.1%
85.00% and below 6.8% 0.2%
$0.9 Billion of Total Risk in Force
3.0% of PMI’s Primary Risk in Force
$191,347 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Lake Havasu City-Kingman, AZ-0.1%
Yuma, AZ – 0.1%
Prescott, AZ-0.1%
Tucson, AZ-0.4%%
Phoenix-Mesa, AZ – 2.2%
MSA Distribution of Total Primary RIF

The PMI Group, Inc.
Loan Type
Fixed Rate 78.8%         1.4%
ARM 21.2% 0.4%
Property Type¹
Single Family 79.6%         1.5%
Condominium 18.6% 0.3%
Multi-Family and other 1.8% 0.0%
Occupancy
Primary Residence 80.8%         1.5%
Second Home 12.7% 0.2%
Non-owner occupied 6.4% 0.1%
Alt-A 37.2% 0.7%
Nevada
at
June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of            % of
NV RIF
Total RIF
% of
NV RIF
% of
Total RIF
FICO Scores²
720 and above  37.5% 0.7%
680-719 28.9% 0.5%
620-679 29.6% 0.5%
575-619 2.9% 0.1%
Less than 575 0.5% 0.0%
Loan to Value
Above  97.00% 21.9% 0.4%
95.01% to 97.00% 1.5% 0.0%
90.01% to 95.00% 28.7% 0.5%
85.01% to 90.00% 40.9% 0.7%
85.00% and below 7.0% 0.1%
$0.6 Billion of Total Risk in Force
1.8% of PMI’s Primary Risk in Force
$238,899 Average Loan Size
Note: Due to rounding, the sum of percentages may not total 100%
Las Vegas-Paradise, NV-1.5%
Reno-Sparks, NV-0.2%
Carson city, NV-0.01%
MSA Distribution of Total Primary RIF

The PMI Group, Inc.
Notes
2/28 Hybrid ARMS
at June 30, 2008
1Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores²
720 and above  12.5% 0.3%
680-719 22.5% 0.6%
620-679 51.5%        1.4%
575-619 8.5% 0.2%
Less than 575 5.0% 0.1%
Loan to Value
Above 97.00% 9.6% 0.3%
95.01% to 97.00% 0.1% 0.0%
90.01%  to 95.00% 21.9% 0.6%
85.01% to 90.00% 37.2% 1.0%
85.00% and below 31.2% 0.9%
% of
2/28 RIF
% of
Total RIF
% of
Total RIF
% of
2/28 RIF
$0.9 Billion of Total Risk in Force
2.8% of PMI’s Primary Risk in Force
$186,339 Average Loan Size
2/28 Hybrid ARMs that are subject to
reset in 2008 represent approximately
1% of Total Primary RIF.
2/28 hybrid ARMs monthly reported
notices of default peaked in August
2007.
Property Type¹
Single Family 80.7%         2.3%
Condominium 7.0% 0.2%
Multi-Family and other 12.3% 0.3%
Occupancy
Primary Residence 75.5%         2.1%
Second Home 2.4% 0.1%
Non-owner occupied 22.1% 0.6%
Alt-A 45.6% 1.3%
Note: Due to rounding, the sum of percentages may not total 100%
0% - 1%
1.01% - 2%
2.01% - 5%
>10.00%
5.01% - 10%
State Distribution of 2/28 RIF

The PMI Group, Inc.
California 31.0% 0.9%
Florida 9.3% 0.3%
Michigan 5.5% 0.2%
Illinois 4.9% 0.1%
New York 4.3% 0.1%
Ohio 3.6% 0.1%
Texas 3.4% 0.1%
Arizona 3.4% 0.1%
Minnesota 2.4% 0.1%
Pennsylvania 2.4% 0.1%
2/28 Hybrid ARMS
at June 30, 2008
1 Top ten states as determined by Primary RIF on June 30, 2008
% Total
2/28 RIF
% Total
RIF
Top States¹
MSA Distribution of CA Bulk 2/28 RIF
Santa Ana-Anaheim-Irvine –7.1%
San Diego-Carlsbad-San Marcos –7.1%
Sacramento--Arden-Arcade—Roseville –7.4%
Riverside-San Bernardino-Ontario –19.6%
Los Angeles-Long Beach-Glendale –21.4%

The PMI Group, Inc.
Greater Than 97% LTV at June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores²
720 and above  27.8% 6.7%
680-719 23.0% 5.5%
620-679 36.7%        8.8%
575-619 8.5% 2.0%
Less than 575 2.8% 0.7%
% of
>97 RIF
% of
Total RIF
% of
>97 RIF
% of
Total RIF
Loan Type
Fixed Rate 94.7%       22.7%
ARM 5.3% 1.3%
Property Type¹
Single Family 85.4%       20.5%
Condominium 12.6% 3.0%
Multi-Family and other 2.0% 0.5%
Occupancy
Primary Residence 94.5%       22.6%
Second Home 1.3% 0.3%
Non-owner occupied 4.2% 1.0%
Alt-A 15.3% 3.7%
$7.3 Billion of Total Risk in Force
24.0% of PMI’s Primary Risk in Force
$151,566 Average Loan Size
With the exception of previous commitments, effective March 1, 2008,
PMI no longer insures loans with LTV ratios above 97%
Guideline Changes
Note: Due to rounding, the sum of percentages may not total 100%
State Distribution of > 97% LTV RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%

The PMI Group, Inc.
Top States
1
Florida 9.8% 2.3%
Texas 9.3% 2.2%
California 6.0% 1.4%
Georgia 5.4% 1.3%
Illinois 4.9% 1.2%
Virginia 3.7% 0.9%
Arizona 3.6% 0.9%
Washington 3.5% 0.8%
Maryland 3.4% 0.8%
North Carolina 3.0% 0.7%
Greater Than 97% LTV at June 30, 2008
1 Top ten states as determined by Primary RIF on June 30, 2008
% Total
> 97% RIF
% Total
RIF
MSA Distribution of FL > 97% LTV RIF
Fort Lauderdale-Deerfield Beach, FL-10.5%
Tampa-St. Petersburg-Clearwater, FL-14.0%
Miami-Miami Beach-Kendall, FL-18.2%
Orlando-Kissimmee, FL-16.9%
Jacksonville, FL-8.7%
MSA Distribution of TX > 97% LTV RIF
Dallas – Plano -Irving, TX-20.6%
Houston – Sugar Land - Baytown, TX-30.7%
Round Rock, TX-6.8%
San Antonio, TX-6.9%
Fort Worth – Arlington, TX-10.8%
MSA Distribution of CA > 97% LTV RIF
Bakersfield, CA -5.5%
San Diego-Carlsbad-San Marcos –7.7%
Sacramento--Arden-Arcade—Roseville –10.2%
Riverside-San Bernardino-Ontario – 25.1%
Los Angeles-Long Beach-Glendale –16.5%

The PMI Group, Inc.
Alt-A
at June 30, 2008
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
Alt-A RIF
% of
Total RIF
% of
Total RIF Loan Type
Fixed Rate 76.0%       16.6%
ARM 24.0% 5.2%
Property Type
1
Single Family 78.1%       17.1%
Condominium 14.9% 3.3%
Multi-Family and other 7.0% 1.5%
Occupancy
Primary Residence 79.6%       17.4%
Second Home 7.0% 1.5%
Non-owner occupied 13.4% 2.9%
$6.7 Billion of Total Risk in Force
21.9% of PMI’s Primary Risk in Force
$217,089 Average Loan Size
Guideline Changes
% of
Alt-A RIF
Note: Due to rounding, the sum of percentages may not total 100%
State Distribution of Alt-A RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%
FICO Scores
2
720 and above  37.4% 8.2%
680-719 35.6% 7.8%
620-679 26.9% 5.9%
575-619 0.0% 0.0%
Less than 575 0.0% 0.0%
Loan to Value
Above 97.00% 16.8% 3.7%
95.01% to 97.00% 0.2% 0.0%
90.01% to 95.00% 26.4% 5.8%
85.01% to 90.00% 47.3%      10.3%
85.00% and below 9.3% 2.0%
With the exception of previous
commitments, effective June 1, 2008,
PMI no longer insures Alt-A

The PMI Group, Inc.
Top States¹
Florida 18.9% 4.1%
California 16.0% 3.5%
Illinois 4.9% 1.1%
New York 4.8% 1.0%
Texas 4.4% 1.0%
New Jersey 4.2% 0.9%
Arizona 3.8% 0.8%
Maryland 3.2% 0.7%
Virginia 3.2% 0.7%
Nevada 3.1% 0.7%
Alt-A at June 30, 2008
1 Top ten states as determined by Primary RIF on June 30, 2008
% Total
Alt-A RIF
% Total
RIF
Tampa-St. Petersburg-Clearwater, FL-12.3%
MSA Distribution of FL Alt-A RIF
West Palm Beach-Boca Raton, FL-7.7%
Fort Lauderdale-Deerfield Beach, FL-11.5%
Miami-Miami Beach-Kendall, FL-15.2%
Orlando-Kissimmee, FL-18.9%
MSA Distribution of CA Alt-A RIF
Santa Ana-Anaheim-Irvine –5.7%
San Diego-Carlsbad-San Marcos –7.8%
Sacramento--Arden-Arcade—Roseville –8.5%
Riverside-San Bernardino-Ontario –22.9%
Los Angeles-Long Beach-Glendale –22.0%

Primary Portfolio Characteristics by Vintage

The PMI Group, Inc.
$30.6 Billion Primary Risk in Force
and $2.8 Billion Pool Risk in Force*
Primary Flow
77%
Domestic
Mortgage
Insurance
Primary
Structured
14%
Domestic MI
57%
Modified
Pool
8%
General Portfolio Categories
Primary Flow Insurance
$26.0 billion of risk in force
Primary mortgage insurance offered to lenders
on a loan-by-loan basis
Primary Structured Insurance
$4.6 billion of risk in force
Credit enhancement solutions offered across the
credit spectrum to agency and non-agency MBS
issuers as well as portfolio investors
Modified Pool Risk in Force
$2.3 billion of risk in force
Insurance offered to agency and non-agency MBS
issuers and investors
Other Pool
$0.5 billion of risk in force
Prior to 2002, PMI offered certain pool insurance
products, referred to principally as GSE or Old Pool,
to lenders, the GSEs and non-agency market
Other Pool
1%
* At June 30, 2008

The PMI Group, Inc.
$4,099
$855
$621
$4,241
$2,687
$3,317
$2,576
$6,693
$7,341
$1,727
$30,633
$10,252
$9,944
$7,787
$27,091
30.6%
12.1%
8.6%
18.2%
18.0%
21.7%
12.4%
19.3%
45.4%
20.2%
10.3%
4.7%
9.0%
13.1%
23.4%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Risk Characteristics
Risk Characteristics: Total Primary Portfolio
Risk in Force (dollars in millions) Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Total Primary Portfolio:
PMI’s total primary book is primarily driven by the flow channel
Loans are primarily fixed rate and owner occupied with FICO scores greater than 620
Certain geographies and select products have exhibited heightened levels of defaults
Total Primary Risk in Force as of June 30, 2008

The PMI Group, Inc.
Loan Type
Credit Score¹
Primary Portfolio Characteristics
Primary RIF as of June 30, 2008
1
Excludes unreported FICO scores
2
At origination
Note:
- Interest rate adjustments as a percentage of Total Risk in Force are approximately 3% and 1% in 2008 and 2009, respectively.
- Categories are not mutually exclusive except for Credit Score and Loan Type
2/28s
All $ in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV²
Avg FICO
Total
Fixed RateFixed Rate
Less than 575 575 - 619 720 and above ARM 620 - 679 680 - 719
Total
2/28s
Total Portfolio $30,632.8 $620.6 $1,727.3 $9,943.6 $7,787.3 $10,251.6 $27,091.4 $2,686.5 $854.9
Default Rate 10.3% 30.6% 20.2% 13.1% 9.0% 4.7% 8.6% 23.4% 45.4%
2008 Vintage $2,325.7 $10.6 $56.4 $556.5 $644.4 $1,055.7 $2,282.0 $43.7 $0.0
Default Rate 1.9% 23.4% 7.3% 2.8% 1.7% 0.8% 1.9% 2.6% n/a
2007 Vintage $10,163.8 $254.8 $641.4 $3,078.7 $2,682.4 $3,478.7 $9,435.5 $664.3 $64.0
Default Rate 11.0% 28.6% 18.6% 12.1% 10.1% 5.8% 10.4% 17.2% 26.3%
2006 Vintage $5,618.5 $72.4 $238.3 $1,984.8 $1,471.8 $1,822.2 $4,398.8 $798.2 $421.5
Default Rate 15.2% 36.9% 24.7% 19.3% 14.8% 8.0% 11.4% 29.6% 48.6%
2005 Vintage $4,370.3 $57.2 $195.3 $1,589.3 $1,121.2 $1,374.9 $3,365.2 $690.6 $314.5
Default Rate 12.3% 36.6% 24.0% 16.1% 11.2% 5.6% 8.3% 27.0% 45.0%
2004 Vintage and Prior $8,154.5 $225.6 $595.9 $2,734.3 $1,867.5 $2,520.1 $7,609.9 $489.7 $54.9
Default Rate 8.5% 29.9% 20.0% 10.9% 6.0% 3.0% 7.6% 21.9% 44.6%
Total Portfolio $4,240.7 $7,340.6 $6,693.4 $2,576.3 $3,317.0 $4,098.7 $157,509 93% 690
Default Rate 19.3% 12.4% 21.7% 18.0% 18.2% 12.1%
2008 Vintage $177.1 $286.6 $255.6 $245.5 $174.2 $270.8 $202,671 91% 711
Default Rate 2.4% 3.7% 4.4% 3.3% 5.4% 2.1%
2007 Vintage $2,287.0 $3,622.8 $2,970.9 $1,107.9 $1,125.2 $1,102.6 $192,978 94% 687
Default Rate 17.9% 13.4% 20.6% 17.5% 21.4% 11.0%
2006 Vintage $1,076.8 $1,468.2 $1,900.4 $536.4 $825.7 $721.7 $176,064 93% 692
Default Rate 22.8% 13.4% 27.4% 35.2% 29.1% 16.3%
2005 Vintage $601.8 $823.0 $975.8 $396.9 $589.9 $642.4 $159,336 92% 693
Default Rate 22.3% 12.9% 24.7% 27.9% 20.2% 13.8%
2004 Vintage and Prior $98.0 $1,140.0 $590.7 $289.6 $602.0 $1,361.2 $114,308 92% 687
Default Rate 17.6% 10.4% 13.6% 6.1% 8.4% 11.9%

The PMI Group, Inc.
$3,466
$0
$383
$3,308
$2,058
$2,866
$1,980
$5,284
$6,059
$1,322
$25,983
$8,975
$8,312
$6,787
$23,925
32.7%
10.2%
8.4%
17.8%
15.3%
20.2%
12.5%
18.2%
19.2%
9.3%
4.5%
8.4%
11.5%
23.9%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
Flow Risk in Force as of June 30, 2008
Risk Characteristics: Flow
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score Total
Loan Type
Risk Characteristics
Primary Flow Portfolio:
PMI’s primary flow book represents 85% of primary insurance and is primarily owner occupied, fixed rate loans with FICO scores greater than 620
Approximately 94% of flow risk in force is within conforming loan limits
Approximately 58% of flow risk in force is in captive reinsurance agreements

The PMI Group, Inc.
Flow Portfolio Characteristics
Flow RIF as of June 30, 2008
All $ in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV2
Avg FICO
620 - 679 680 - 719 Fixed Rate
Credit Score¹
Loan Type
Less than 575 575 - 619 720 and above ARM
620 - 679 680 - 719
Total 2/28s
Total Portfolio $3,308.4 $6,059.4 $5,283.9 $1,979.7 $2,866.1 $3,465.9 $156,995 93% 694
Default Rate 18.2% 12.5% 20.2% 15.3% 17.8% 10.2%
2008 Vintage $176.0 $264.8 $254.8 $244.4 $172.4 $265.5 $202,856 91% 711
Default Rate 2.4% 3.9% 4.4% 3.3% 5.4% 2.1%
2007 Vintage $2,028.1 $3,105.7 $2,641.2 $979.8 $957.3 $929.7 $195,763 94% 689
Default Rate 18.5% 14.3% 21.0% 18.2% 23.5% 11.0%
2006 Vintage $649.1 $1,096.6 $1,189.8 $285.3 $652.0 $503.6 $175,443 93% 696
Default Rate 21.9% 12.9% 25.9% 29.5% 27.7% 10.8%
2005 Vintage $369.2 $725.0 $703.2 $222.1 $542.8 $518.0 $156,781 92% 697
Default Rate 17.7% 11.3% 21.8% 23.4% 19.2% 10.5%
2004 Vintage and Prior $86.0 $867.3 $494.9 $248.1 $541.6 $1,249.1 $115,078 92% 692
Default Rate 16.0% 10.2% 12.7% 5.5% 8.2% 10.9%
Total Portfolio $25,982.9 $383.4 $1,321.9 $8,311.5 $6,786.5 $8,975.4 $23,925.3 $2,057.7 $0.0
Default Rate 9.3% 32.7% 19.2% 11.5% 8.4% 4.5% 8.4% 23.9% n/a
2008 Vintage $2,273.4 $9.6 $53.4 $541.0 $631.0 $1,036.3 $2,235.2 $38.2 $0.0
Default Rate 1.9% 25.9% 7.6% 2.9% 1.7% 0.8% 1.9% 3.2% n/a
2007 Vintage $8,575.3 $187.1 $521.6 $2,665.9 $2,321.5 $2,851.5 $8,152.9 $422.4 $0.0
Default Rate 11.5% 35.6% 20.1% 12.4% 10.8% 6.3% 11.1% 22.6% n/a
2006 Vintage $4,123.2 $30.3 $158.7 $1,351.8 $1,119.1 $1,434.4 $3,486.8 $636.4 $0.0
Default Rate 12.2% 37.8% 21.1% 14.5% 12.6% 7.2% 10.2% 30.8% n/a
2005 Vintage $3,663.4 $25.4 $136.6 $1,255.4 $959.9 $1,253.7 $3,117.7 $545.7 $0.0
Default Rate 9.9% 34.6% 20.3% 12.8% 9.5% 5.0% 8.0% 26.2% n/a
2004 Vintage and Prior $7,347.6 $131.0 $451.6 $2,497.4 $1,755.0 $2,399.5 $6,932.7 $415.0 $0.0
Default Rate 7.9% 28.8% 18.7% 10.5% 5.9% 3.0% 7.4% 18.1% n/a

The PMI Group, Inc.
Risk Characteristics: Structured Transactions
$237
$932
$1,281
$855
$633
$3,166
$451
$597
$1,410
$406
$4,650
$1,276
$1,632
$1,001
$629
45.4%
27.9%
22.3%
21.7%
10.3%
20.3%
28.8%
26.5%
12.1%
23.3%
22.7%
16.3%
6.3%
13.6%
21.3%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
`
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Risk Characteristics
Primary Structured Portfolio:
PMI’s primary structured book represents approximately 15% of total primary insurance
Highest defaults are reported in the 2/28 hybrid ARMs product, in which:
Approximately 83% of 2/28 hybrid ARM risk in force has passed the interest rate reset date
Monthly reporting of notices of default began to decline in August 2007
Structured Transactions Risk in Force as of June 30, 2008

The PMI Group, Inc.
Structured Portfolio Characteristics
Structured RIF as of June 30, 2008
All $ in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note:
- Approximately 3% of Total Primary RIF is subject to a rate adjustment in 2008.  2/28 Hybrid ARMs that are subject to a rate reset in 2008 represent approximately 1% of Total Primary RIF.
- 2/28 hybrid ARMs monthly reported notices of default peaked in late 2007.
- Categories are not mutually exclusive except for Credit Score and Loan Type
Avg FICO
Interest Only
LTV > 97%
Alt-A California Florida Auto States Avg Loan Size
Avg LTV2
Avg FICO
Credit Score¹
Fixed Rate
Loan Type
Less than 575 575 - 619 720 and above
ARM 620 - 679 680 - 719
Total 2/28s
Total Portfolio $4,649.9 $237.2 $405.4 $1,632.1 $1,000.8 $1,276.2 $3,166.1 $628.8 $854.9
Default Rate 16.3% 27.9% 22.7% 21.3% 13.6% 6.3% 10.3% 22.3% 45.4%
2008 Vintage $52.3 $1.0 $3.0 $15.5 $13.4 $19.4 $46.8 $5.5 $0.0
Default Rate 1.2% 9.8% 4.4% 1.3% 0.7% 0.2% 1.3% 0.0% n/a
2007 Vintage $1,588.5 $67.7 $119.8 $412.8 $360.9 $627.2 $1,282.6 $241.9 $64.0
Default Rate 8.9% 17.2% 14.8% 11.0% 6.6% 3.5% 7.0% 13.9% 26.3%
2006 Vintage $1,495.3 $42.1 $79.6 $633.0 $352.7 $387.8 $912.0 $161.8 $421.5
Default Rate 24.5% 36.2% 32.1% 31.3% 22.7% 11.2% 16.4% 26.4% 48.6%
2005 Vintage $706.9 $31.8 $58.7 $333.9 $161.3 $121.2 $247.5 $144.9 $314.5
Default Rate 27.2% 38.5% 34.5% 32.2% 23.8% 12.0% 12.6% 30.3% 45.0%
2004 Vintage and Prior $806.9 $94.6 $144.3 $236.9 $112.5 $120.6 $677.2 $74.7 $54.9
Default Rate 13.6% 31.4% 23.8% 14.8% 7.0% 3.1% 9.6% 38.4% 44.6%
Total Portfolio $932.3 $1,281.2 $1,409.5 $596.6 $450.9 $632.8 $160,296 92% 669
Default Rate 23.3% 12.1% 26.5% 28.8% 20.3% 21.7%
2008 Vintage $1.1 $21.8 $0.8 $1.1 $1.8 $5.3 $197,446 93% 693
Default Rate 0.0% 1.9% 0.0% 0.0% 6.0% 1.9%
2007 Vintage $258.9 $517.1 $329.7 $128.1 $167.9 $172.9 $181,525 94% 676
Default Rate 13.8% 9.5% 18.0% 13.1% 12.2% 10.8%
2006 Vintage $427.7 $371.6 $710.6 $251.1 $173.7 $218.1 $177,977 91% 679
Default Rate 24.5% 15.5% 29.6% 43.2% 34.4% 29.3%
2005 Vintage $232.6 $98.0 $272.6 $174.8 $47.1 $124.4 $175,167 89% 667
Default Rate 32.5% 27.8% 33.8% 35.8% 31.4% 27.7%
2004 Vintage and Prior $12.0 $272.7 $95.8 $41.5 $60.4 $112.1 $108,404 91% 648
Default Rate 27.1% 11.0% 17.8% 10.1% 10.4% 21.2%

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
All $ in Millions
Modified Pool:
Data shown in this exhibit is an aggregation of unique pools into book years
Risk reduction features of modified pool, which may include deductibles and stop loss limits, mitigate risk of loss from loans insured
Modified Pool with Deductibles
Modified Pool without Deductibles
All $ in Millions
2004 and Prior  2005  2006  2007  2008
Original Insured Balance $35,500 $13,234 $18,913 $9,056 $0
Insurance in Force $8,308 $7,247 $14,136 $8,116 $0
Original Stop Loss Amount $1,315 $367 $640 $273 $0
Original Deductible Amount $266 $78 $136 $81 $0
Original Risk in Force $1,049 $289 $504 $192 $0
Losses Applicable to Deductible
$90 $14 $12 $1 $0
PMI's Claims Paid to Date
$0 $0 $0 $0 $0
Deductible Balance
$176 $64 $124 $80 $0
2004 and Prior  2005  2006  2007 2008
Original Insured Balance
$16,375 $2,577 $8,442 $0 $0
Insurance in Force
$2,566 $1,511 $4,990 $0 $0
Original Stop Loss Amount
$483 $54 $317 $0 $0
PMI's Claims Paid to Date $34 $4 $5 $0 $0
Stop Loss Balance
(Remaining RIF)
$450 $49 $312 $0 $0

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
Modified Pool IIF as of June 30, 2008
1
Excludes unreported FICO scores  ²
Excludes Balloon, Buy Down, and Other  ³
At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type
All $ in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Specific Portfolio Characteristics
Credit Score1
Loan Type2
Credit Score1
Loan Type2
Total
Total
Fixed Rate ARM 2/28s
Fixed Rate ARM 2/28s
Deductible
Non Deductible
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV3
Avg FICO
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV3
Avg FICO
Total Portfolio $37,807 $570 $1,299 $11,973 $11,361 $12,593 $35,328 $2,304 $3
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $8,116 $144 $329 $2,843 $2,739 $2,060 $7,620 $494 $0
2006 Vintage $14,136 $72 $161 $5,368 $4,763 $3,772 $13,947 $188 $2
2005 Vintage $7,247 $7 $58 $1,763 $2,298 $3,120 $5,883 $1,362 $1
2004 Vintage and Prior $8,308 $347 $751 $1,999 $1,561 $3,641 $7,878 $260 $0
Total Portfolio $9,067 $398 $906 $3,358 $2,156 $2,028 $5,620 $3,362 $26
2008 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2007 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2006 Vintage $4,990 $387 $858 $2,186 $1,003 $555 $1,849 $3,115 $26
2005 Vintage $1,511 $0 $6 $310 $450 $727 $1,487 $24 $0
2004 Vintage and Prior $2,566 $11 $42 $862 $703 $746 $2,284 $223 $0
Total Portfolio $1,234 $1,857 $3,363 $1,410 $797 $1,016 $152,856 86 673
2008 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2007 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2006 Vintage $360 $1,784 $402 $565 $490 $788 $157,544 93 651
2005 Vintage $703 $1 $1,075 $322 $116 $64 $197,957 76 718
2004 Vintage and Prior $171 $72 $1,887 $523 $191 $164 $128,232 78 694
Total Portfolio $12,271 $921 $23,978 $6,262 $3,906 $3,856 $170,694 78 694
2008 Vintage $0 $0 $0 $0 $0 $0 n/a n/a n/a
2007 Vintage $3,471 $753 $5,361 $1,563 $792 $748 $204,451 82 686
2006 Vintage $5,282 $56 $10,260 $2,320 $1,671 $1,326 $188,915 79 693
2005 Vintage $2,723 $41 $5,030 $1,312 $919 $678 $176,263 79 709
2004 Vintage and Prior $795 $71 $3,327 $1,067 $524 $1,104 $126,165 75 691

Captive Reinsurance

The PMI Group, Inc.
$310
$550
$34
2007 2008 2009
Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $788 million as of June 30, 2008.
At June 30, 2008, approximately 62.4% of flow risk in force was covered by captive reinsurance agreements, including:
Captive trust balances will continue to grow with new insurance written in the flow channel.  Future ceded premiums can be used to meet capital adequacy for existing book years.
Based on current expectations of defaults, PMI forecasts approximately the following reductions to total incurred losses as a result of captive reinsurance agreements in 2008 and 2009:
Expected Benefit from Captive Reinsurance Agreements
PMI’s Captive Reinsurance Agreements
(Dollars in Millions)
Flow  Risk in Force Covered by Captives
~ 56% of LTVs >97%* ~ 66% of less-than-A quality
~ 47% of Alt-A ~ 66% of prime
* Captive coverage for LTVs greater than 97% may overlap with other listed categories

The PMI Group, Inc.
PMI’s Captive Reinsurance Agreements
PMI Mortgage Insurance Co.
Captive Reinsurance Agreements Analysis
(Dollars in Millions)
Note: For the combined captive trust arrangements, the weighted average entry point is 4.10% and the weighted average exit point is 12.15%.
$3,368 $273.0
1,159 130.4
249 55.4
187 49.9
$4,963 $508.8 $5.4 $0.3
$769 $19.4
496 21.8
1,371 72.9
324 26.4
$2,959 $140.6 $9.4 $0.0
$380 $6.0
542 18.5
1,442 57.6
720 42.3
$3,083 $124.4 $16.8 $0.0
$4,086 $53.1
559 13.4
132 3.1
3 0.2
$4,780 $69.8 $0.4 $0.0
$32.1 $0.3
$703.0
Ever to
Losses
Date Incurred
RIF
Current
Cumulative Cumulative
Benefit
Incurred Loss Paid  Loss
Captive Captive
Benefit
December 31, 2007
Progression
Original to Attachment
RIF Point
2004 Book Year
$16,006 0 - 50% $1,973 $227.6 $2,266 $224.1
6,427 50 - 75% 1,125 158.1 1,697 187.9
4,134 75-99% 1,065 117.1 525 70.1
1,742 Attached 187 62.5 173 50.2
$28,308 $4,350 $565.3 $8.5 $0.6 $4,662 $532.3 $6.6 $0.3
2005 Book Year
$116 0 - 50% $75 $1.8 $362 $9.1
479 50 - 75% 290 11.0 527 25.7
944 75-99% 542 34.6 289 17.7
3,203 Attached 1,761 200.8 1,643 136.8
$4,742 $2,668 $248.2 $82.0 $0.0 $2,821 $189.3 $31.3 $0.0
2006 Book Year
$70 0 - 50% $53 $0.5 $57 $0.4
1 50 - 75% 1 0.0 347 10.3
367 75-99% 277 12.6 473 24.0
3,209 Attached 2,434 248.1 2,027 143.8
$3,646 $2,765 $261.2 $115.9 $0.0 $2,903 $178.5 $48.2 $0.0
2007 Book Year
$110 0 - 50% $99 $1.1 $455 $6.1
235 50 - 75% 220 5.9 2,797 80.5
267 75-99% 240 8.4 855 29.9
4,966 Attached 4,605 285.1 1,213 51.1
$5,579 $5,163 $300.5 $97.6 $0.0 $5,320 $167.5 $16.5 $0.0
Cumulative Captive Benefit $304.1 $0.8 $102.7 $0.3
Total Captive Trust Balances $787.8 $747.0
Paid Loss Ever to
Cumulative Cumulative Cumulative
Benefit
Captive
Benefit
Current
RIF
Date Incurred
Losses
March 31, 2008 June 30, 2008
Current Date Incurred Captive
Paid Loss Ever to
Captive
Incurred Loss
Captive
Cumulative
Incurred Loss
RIF Losses Benefit Benefit
Note: Due to rounding, the totals may not equal the sum of each category

PMI Australia Portfolio Characteristics

The PMI Group, Inc.
Australian Portfolio Geographic Distribution
Risk in Force by State¹
New South Wales 33.0%
Queensland 23.0%
Victoria 18.3%
Western Australia 12.3%
South Australia 7.2%
New Zealand 2.9%
Australian Capital Territory (ACT) 1.8%
Tasmania 0.9%
Northern Territory 0.6%
Australian Population by State²
New South Wales 6,927,000 32.7%
Victoria 5,246,100 24.8%
Queensland 4,228,300 20.0%
Western Australia 2,130,800 10.0%
South Australia 1,591,900 7.5%
Australian Capital
Territory (ACT) 340,800 1.6%
Tasmania 495,800 2.3%
Northern Territory 217,600 1.0%
21,180,600 100.0%
1 Risk in force as of June 30, 2008
2 Source: Australian Bureau of Statistics, December 2007 (Does not add due to rounding)
Western
Australia
South
Australia
Northern
Territory
Queensland
New South
Wales
Victoria
Tasmania
ACT

The PMI Group, Inc.
6.5%
$169.8 Billion Primary RIF
22.2%
$16,930
$4,052
$6,196
$6,718
$11,540
$20,259
$35,955
$37,622
$10,967
$19,562
$0 $10,000 $20,000 $30,000 $40,000 $50,000
Prior to 2000
2000
2001
2002
2003
2004
2005
2006
2007
2008
Percent
of Total
21.2%
11.5%
11.9%
6.8%
4.0%
3.6%
2.4%
10.0%
Australian Portfolio Age Distribution
U.S. Dollars in Millions

The PMI Group, Inc.
Australian Portfolio Characteristics
LTVs as a % of RIF Property Type as a % of RIF
Occupancy Status as a % of RIF Loan Amount as a % of RIF
65.7% 65.8%
67.7%
66.8%
19.0% 18.5%
16.2%
15.7%
17.6%
64.5%
16.5%
15.0%
15.3%
16.3%
14.8%
0.5%
0.7% 0.9%
1.2%
1.5%
0%
25%
50%
75%
100%
2004 2005 2006 2007 Jun-08
81.0%
81.5%
83.2%
83.5% 83.4%
19.0% 18.5%
16.8% 16.5% 16.6%
0%
25%
50%
75%
100%
2004 2005 2006 2007 Jun-08
24.9% 24.7%
18.3%
12.4%
9.5%
53.2% 53.4%
53.6%
47.8%
42.4%
21.9%
28.1%
39.8%
48.1%
21.9%
0%
25%
50%
75%
100%
2004 2005 2006 2007 Jun-08
Condominium,
townhouse, cooperative
Non-Owner Occupied Owner Occupied Over $100,000 and up to $250,000 $100,000 or less Over $250,000
LTVs between
90.01% and 95%
LTVs of 85%
and below
LTVs
above 95%
LTVs between
85.01% and 90%
Note:  Due to rounding, the sum of percentages may not total 100%
The increase in loan size in Australia reflects the combination of higher property prices for newer policies and lower loan sizes on terminating policies.
90.9%
89.6% 90.2% 89.7%
7.9%
8.9% 8.4%
8.8%
1.4% 1.3% 1.5%
1.3%
0%
25%
50%
75%
100%
2004
2005 2006
2007 Jun-08
Multi-family
dwelling and other
Single-Family
Detached
89.2%
9.3%
1.5%

(U.S. $'s in Thousands)

(U.S. $'s in Billions)
$113.6
$103.1
$119.9
$108.8
$148.8
$135.5
$175.5
$161.4
$184.8
$169.8

(U.S. $'s in Billions)

PMI

The PMI Group, Inc.
Australian Portfolio Characteristics
Low Documentation Loans as a % of RIF Average Primary Loan Size
IIF and RIF Flow and RMBS RIF
$0
$25
$50
$75
$100
$125
$150
$175
$200
2004 2005 2006 2007 Jun-08
5.0%
7.8%
7.9%
8.6%
9.0%
0%
2%
4%
6%
8%
10%
2004 2005 2006 2007 Jun-08
$122.7
$122.2
$141.0
$166.9
$185.8
$0
$25
$50
$75
$100
$125
$150
$175
2004 2005 2006 2007 Jun-08
Insurance in Force
Risk in Force
$0
$25
$50
$75
$100
$125
$150
$175
Note:  Due to rounding, the sum of percentages may not total 100%
Flow RMBS
68.9
71.2
81.5
96.0
37.6
54.0
65.4
$103.1
$108.8
34.2
$135.5
$161.4
2004 2005 2006 2007 Jun-08
105.2
64.6
$169.8